Promissory Note	6 Months Ended
Jun. 30, 2024
Debt Disclosure [Abstract]
Promissory Note

Note 8 – Promissory Note

In conjunction with the acquisition of Fat Shark and Rotor Riot, as discussed in Note 3, the Company issued a promissory note (“Note”) with Red Cat Holdings, Inc. (“Red Cat”) for $2.0 million. In July 2024, the Company finalized its working capital adjustment with Red Cat which increased the overall purchase price by an additional $2.0 million. The additional $2.0 million was added to the existing Note and was reflected as an adjustment to the opening purchase price and was included in the opening balance sheet as of February 16, 2024 as an increase to goodwill and intangible assets. Accordingly, the Note was amended to increase to $4.0 million. In conjunction with a private sale of Red Cat’s common stock and its promissory note to two investors, the Company issued new notes to such investors (the “New Notes”). The New Notes bear interest at 8% annually. In conjunction with the finalization of the working capital adjustment, the maturity date of the New Notes was extended to be due in full on November 30, 2025, subject to certain conditions. In the Event of Default as defined in the Promissory Note, the investors each have the right to convert the New Notes including any accrued and unpaid interest, in whole or in part, into common stock. The conversion price is calculated at a 10% discount of the average three-day volume-weighted average price (VWAP) prior to the conversion date. The balance of the Note payable was $4.0 million as of June 30, 2024. Interest expense for the six months ended June 30, 2024 was $60,183 and the Company had accrued interest of $6,677 as of June 30, 2024. See Note 14, Subsequent Events for additional information.